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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date:                                              May 1, 1996
Original Settlement Date:                                         May 23, 1996
Series Number of Class A-1 Certificates:                             441919AJ6
Series Number of Class A-2 Certificates:                                   N/A
Original Sale Balance:                                            $819,278,000
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Servicer Certificate                                             (Page 1 of 3)
Distribution Date:                                                    10/20/97

Investor Certificateholder Floating Allocation Percentage               96.83%
Investor Certificateholder Fixed Allocation Percentage                  97.37%
Aggregate Amount of  Collections                                 28,697,322.71
 Aggregate Amount of  Interest Collections                        7,564,419.06
 Aggregate Amount of  Principal Collections                      21,132,903.65
Class A Interest Collections                                      7,324,748.01
Class A Principal Collections                                    19,629,141.60
Seller Interest Collections                                         239,671.05
Seller Principal Collections                                      1,503,762.05
Weighted Average Loan Rate                                              13.63%
Net Loan Rate                                                           12.63%
Weighted Average Maximum Loan Rate                                      18.50%
Class A-1 Certificate Rate                                             5.8563%
Maximum Investor Certificate Rate                                     12.6300%
Class A-1 Certificate Interest Distributed                        2,877,924.68
Class A-1 Investor Certificate Interest Shortfall before Draw             0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-1 Carryover Interest Amount                                0.00
Maximum Principal Dist. Amount (MPDA)                            20,576,072.77
Alternative Principal Dist. Amount (APDA)                        19,629,141.60
Rapid Amortization Period? (Y=1, N=0)                                     0.00
Scheduled Principal  Distribution Amount (SPDA)                  19,629,141.60
Principal  allocable to Class A-1                                19,629,141.60
SPDA deposited to Funding Account                                         0.00
Subsequent Funding Mortgage Loans Purchased in Period                     0.00
Cumulative Subsequent Funding Mortgage Loans Purchased          100,781,997.58
Accelerated Principal Distribution Amount                                 0.00
APDA allocable to Class A-1                                               0.00
Reimbursement to Credit Enhancer                                          0.00
Spread Trigger hit?                                                         No
Reduction in Certificate Principal Balance due to Current Class A-1
 Liquidation Loss Amount                                          1,011,389.79
Cumulative Investor Liquidation Loss Amount                       1,011,389.79
Total Principal allocable to A-1                                 20,640,531.39
Beginning Class A-1 Certificate Principal Balance               631,835,880.28
Ending Class A-1 Certificate Principal Balance                  611,195,348.89
Pool Factor (PF)                                                     0.7460170
Retransfer Deposit Amount (non 2.07 transfers)                            0.00
Servicing Fees Distributed                                          530,031.09
Beg. Accrued and Unpaid Inv. Servicing Fees                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                             0.00
End. Accrued and Unpaid Inv. Servicing Fees                               0.00
Number of Mortgage Loans Retransferred pursuant to 2.07                      0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07           0
Mortgage Loans Retransferred pursuant to 2.07 ($)                         0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)              0.00
Aggregate Investor Liquidation Loss Amount                        1,011,389.79
Investor Loss Reduction Amount                                            0.00
Beginning Pool Balance                                          656,848,940.32
Ending Pool Balance                                             636,167,987.50
Servicer Certificate                                             (Page 2 of 3)
Distribution Date:                                                    10/20/97

Beginning Invested Amount                                       636,037,307.28
Ending Invested Amount                                          615,396,775.89
Beginning Seller Principal Balance                               20,811,633.04
Ending Seller Principal Balance                                  20,771,211.61
Additional Balances                                               1,503,762.05
Beginning Funding Account Balance                                         0.00
Ending Funding Account Balance                                            0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
 release to Cert                                                         0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
 release to Certs.)                                                     0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period        $0.00
Principal Collections to purchase Additional Balances and/or paid to Cert$0.00
Excess Funding Amount                                                    $0.00
Beginning Spread Account Balance                                  2,100,714.00
Ending Spread Account Balance                                     2,100,714.00
Beginning Seller Interest                                                3.17%
Ending Seller's Interest                                                 3.27%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,468
     Trust Balance                                               51,860,728.73
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       336
     Trust Balance                                               11,896,181.52
   90+ (Del Stat 3+)
     No. of Accounts                                                       592
     Trust Balance                                               20,434,353.80
   270+ (Del Stat 9+)
     No. of Accounts                                                       175
     Trust Balance                                                6,391,174.35
   REO
     No. of Accounts                                                        43
     Trust Balance                                                1,976,144.71
Rapid Amortization Event ?                                                  No
 Failure to make payment within 5 Business Days of Required Date ?          No
 Failure to perform covenant relating to Trust's Security Interest ?        No
 Failure to perform other covenants as described in the Agreement ?         No
 Breach of Representation or Warranty ?                                     No
 Bankruptcy, Insolvency or Receivership relating to Seller ?                No
 Subject to Investment Company Act of 1940 Regulation ?                     No
 Servicing Termination ?                                                    No
 Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance
 and Pre-Funding                                                           No
Event of Default ?                                                          No
 Failure by Servicer to make payment within 5 Bus. Days of Required Date ? No Failure by Servicer to perform covenant relating to Trust's Security Int? No Failure by Servicer to perform other covenants as described in the Agreemt?No
 Bankruptcy, Insolvency or Receivership relating to Master Servicer ?       No
 Trigger Event ?                                                            No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller                                      1,743,433.10
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                            0.00
Spread Account Draw Amount                                                0.00
Capitalized Interest Account Draw                                         0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                       0.00
Amount paid to Trustee                                                    0.00
Cumulative Draw under Policy                                              0.00

Servicer Certificate                                             (Page 3 of 3)
Distribution Date:                                                    10/20/97

Net Yield                                                                5.48%
Total  Available Funds
 Aggregate Amount of Collections                                 28,697,322.71
 Deposit for principal not used to purchase subsequent loans              0.00
 Interest Earnings on the Pre-Funding Account                             0.00
 Deposit from Capitalized Interest Account                                0.00
 Total                                                           28,697,322.71
Application of Available Funds
 Servicing Fee                                                      530,031.09
 Prinicpal and Interest to Class A-1                             23,518,456.07
 Seller's portion of Principal and Interest                       1,743,433.10
 Funds deposited into Funding Account (Net)                               0.00
 Funds deposited into Spread  Account                                     0.00
 Excess funds released to Seller                                  2,905,402.45
 Total                                                           28,697,322.71


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer
Statement to Certificateholders              (Page 1 of 1)
Distribution Date:                                                    10/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage              96.8316%
Class A Certificateholder Fixed Allocation Percentage                 97.3651%
Beginning Class A-1 Certificate Balance                         631,835,880.28
Class A-1 Certificate Rate                                           5.856250%
Class A-1 Certificate Interest Distributed                            3.512757
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?                                                  No
Class A-1 Certificate Principal Distributed                          25.193562
Maximum Principal Distribution Amount                                25.114885
Scheduled Principal  Distribution Amount (SPDA)                      23.959073
Accelerated Principal Distribution Amount                             0.000000
Aggregate Investor Liquidation Loss Amount Distributed                1.234489
Total Amount Distributed to Certificateholders                       27.471830
Principal Collections deposited into Funding Account                      0.00
Ending Funding Account Balance                                            0.00
Ending Class A-1 Certificate Balance                            611,195,348.89
Class A-1 Factor                                                     0.7460170
Pool Factor (PF)                                                     0.7460170
Unreimbursed Liquidation Loss Amount                                        $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                    $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount           $0
Class A Servicing Fee                                               530,031.09
Beginning Invested Amount                                       636,037,307.28
Ending Invested Amount                                          615,396,775.89
Beginning Pool Balance                                          656,848,940.32
Ending Pool Balance                                             636,167,987.50
Spread Account Draw Amount                                                0.00
Credit Enhancement Draw Amount                                            0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,468
     Trust Balance                                               51,860,728.73
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       336
     Trust Balance                                               11,896,181.52
   90+ (Del Stat 3+)
     No. of Accounts                                                       592
     Trust Balance                                               20,434,353.80
   REO
     No. of Accounts                                                        43
     Trust Balance                                                1,976,144.71
Aggregate Liquidation Loss Amount for Liquidated Loans              690,179.20
Class A-1 Certificate Rate for Next Distribution Date            To be updated
Amount of any Draws on the Policy                                         0.00
Subsequent Mortgage Loans
     No. of Accounts                                                      0.00
     Trust Balance                                                        0.00
     Cumulative No. of Accounts                                          3,249
     Cumulative Trust Balance                                   100,781,997.58
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07                  0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07       0
    Mortgage Loans Retransferred pursuant to 2.07 ($)                     0.00